Execution Copy

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 13, 2006

                    Central Hudson Gas & Electric Corporation
             (Exact name of Registrant as specified in its charter)

             New York                     1-3268                  14-0555980
(State or other jurisdiction of        (Commission              (IRS Employer
 incorporation or organization)        File Number)          Identification No.)

284 South Avenue, Poughkeepsie, New York                          12601-4879
(Address of principal executive offices)                          (Zip code)

                                 (845)-452-2000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 13, 2006, Central Hudson Gas & Electric Corporation (the "Company") and Citigroup Global Markets Inc., J. P. Morgan Securities Inc. and McDonald Investments Inc. (collectively, the "Agents") entered into an Amendment to Distribution Agreement (the "Amendment") which amended the Distribution Agreement dated as of October 28, 2004 between the Company and the Agents. A copy of the Amendment is filed herewith as Exhibit 1 and incorporated herein by reference.

The Amendment was entered into to reflect in the Distribution Agreement the effect of certain changes in the Securities and Exchange Commission's securities offering rules that became effective after the parties entered into the Distribution Agreement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.  The following is filed as an exhibit to this Form 8-K pursuant to
Item 6.01 of Regulation S-K:

            1 Amendment to Distribution Agreement dated as of November 13, 2006 among the Company and the Agents.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            CENTRAL HUDSON GAS & ELECTRIC
                                            CORPORATION


Date: November 13, 2006                     By:   /s/ Christopher M. Capone
                                               ---------------------------------
                                               Name: Christopher M. Capone
                                               Title: CFO and Treasurer

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

1 Amendment to Distribution Agreement dated as of November 13, 2006 among the Company and the Agents.